                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

ADCPB BALANCE
Initial ADCPB                                                   85,790,915.00
Prior Month ADCPB                                               22,863,938.16
Current Month ADCPB (Before addition of New Property)           21,792,424.53
Base Principal Amount (Prior - Current)                          1,071,513.63
Add:  ADCPB of New Transferred Property                                  0.00
Ending ADCPB (Current + ADCPB of New Property)                  21,792,424.53

CLASS A INTEREST SCHEDULE

      Prior Month Class A Principal Balance                     18,218,819.00
      Class A Certificate Rate                                           6.85%
      One twelfth of Class A Certificate Rate                            0.57%
      Class A Certificate Interest                                 103,999.09
      Prior Month Class A Overdue Interest                               0.00

      Class A Interest Due                                         103,999.09
      Class A Interest Paid                                        103,999.09

      Current Month Class A Overdue Interest                             0.00

CLASS A PRINCIPAL SCHEDULE

      Prior Month Class A Principal Balance                     18,218,819.00
      Class A Percentage                                                86.00%
      Base Principal Amount                                      1,071,513.63
                                                                -------------
      Class A Base Principal Distribution Amount                   921,501.72
      Prior Month Class A Overdue Principal                              0.00
                                                                -------------
      Total A Note Principal Due                                   921,501.72
      Additional amount due for floor payment                      106,702.50
      Additional Class A Principal Due                                   0.00
                                                                -------------
      Class A Principal Paid                                     1,028,204.22

      Class A Overdue Principal                                          0.00
                                                                -------------

      Current Month Class A Principal Balance                   17,190,614.77

                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

CLASS B-1 INTEREST SCHEDULE

      Prior Month Class B-1 Principal Balance                      847,387.32
      Class B-1 Certificate Rate                                         7.63%
      One twelfth of Class B-1 Certificate Rate                          0.64%
      Class B-1 Certificate Interest                                 5,387.97
      Prior Month Class B-1 Overdue Interest                             0.00

      Class B-1 Interest Due                                         5,387.97
      Class B-1 Interest Paid                                        5,387.97

      Current Month Class B-1 Overdue Interest                           0.00

CLASS B-1 PRINCIPAL SCHEDULE

      Prior Month Class B-1 Principal Balance                      847,387.32
      Class B-1 Percentage                                               4.00%
      Base Principal Amount                                      1,071,513.63
      Class B-1 Base Principal Distribution Amount                  42,860.55
      Prior Month B-1 Overdue Principal                                  0.00
      Additional amount due for floor payment                        4,962.91
                                                                 ------------
      Total B-1 Note Principal Due                                  47,823.46

      Class B-1 Principal Paid                                      47,823.46

      Class B-1 Overdue Principal                                        0.00

      Current Month Class B-1 Principal Balance                    799,563.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

CLASS B-2 INTEREST SCHEDULE

      Prior Month Class B-2 Principal Balance                      847,387.32
      Class B-2 Certificate Rate                                         8.17%
      One twelfth of Class B-2 Certificate Rate                          0.68%
      Class B-2 Certificate Interest                                 5,769.30
      Prior Month Class B-2 Overdue Interest                             0.00

      Class B-2 Interest Due                                         5,769.30
      Class B-2 Interest Paid                                        5,769.30

      Current Month Class B-2 Overdue Interest                           0.00

CLASS B-2 PRINCIPAL SCHEDULE

      Prior Month Class B-2 Principal Balance                      847,387.32
      Class B-2 Percentage                                               4.00%
      Base Principal Amount                                      1,071,513.63
      Class B-2 Base Principal Distribution Amount                  42,860.55
      Prior Month B-1 Overdue Principal                                  0.00
      Additional amount due for floor payment                        4,962.91
                                                                 ------------
      Total B-1 Note Principal Due                                  47,823.46

      Class B-2 Principal Paid                                      47,823.46

      Class B-2 Overdue Principal                                        0.00

      Current Month Class B-2 Principal Balance                    799,563.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

FLOOR TEST

      Initial ADCPB                                                     85,790,915.00
      Floor percent                                                              3.50%
                                                                        -------------
      Floor                                                              3,002,682.03

      Ending ADCPB                                                      21,792,424.53

      less
      Beginning Balance - Class A                 18,218,819
      Beginning Balance - Class B1                   847,387
      Beginning Balance - Class B2                   847,387
                                                 -----------
                                                  19,913,594
      less
      Current Month Payment - Class A                921,502
      Current Month Payment - Class B1                42,861
      Current Month Payment - Class B2                42,861
                                                 -----------
                                                   1,007,223            18,906,370.83

      Excess of ending ADCPB over Note
      balance after initial payments                                     2,886,053.71

      Excess (deficit) of excess balance
      over floor                                                          (116,628.32)
      Cash available after payment of
      regular payments                                                     282,701.63
                                                                        -------------
      Additional payment to certificate
      holders                                                              116,628.32

ADJUSTED FLOOR TEST
      Ending ADCPB                                                      21,792,424.53

      less
      Beginning Balance - Class A                 18,218,819
      Beginning Balance - Class B1                   847,387
      Beginning Balance - Class B2                   847,387
                                                 -----------
                                                  19,913,594
      less
      Current Month Payment - Class A              1,028,204
      Current Month Payment - Class B1                47,823
      Current Month Payment - Class B2                47,823
                                                 -----------
                                                   1,123,851            18,789,742.51

      Excess of ending ADCPB over Note
      balance after initial payments                                     3,002,682.03

      Excess (deficit) of excess balance
      over floor                                                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

SERVICING FEE SCHEDULE

      Prior Month ADCPB                                             22,863,938
      Servicer Fee Rate                                                 0.5000%
      One-twelfth                                                       0.0417%
      Servicer Fee                                                    9,526.64

      Prior Servicer Fee Arrearage                                        0.00
      Servicer Fee Due                                                9,526.64

      Servicer Fee Paid                                               9,526.64

      Current Servicing Fee Arrearage                                     0.00

BACK-UP SERVICING FEE SCHEDULE

      Prior Month ADCPB                                             22,863,938
      Back-Up Servicer Fee Rate                                         0.0130%
      One-twelfth                                                       0.0011%
      Back-up Servicer Fee                                              247.69

      Prior Back-Up Servicer Fee Arrearage                                0.00
      Total Back-Up Servicer Fee Due                                    247.69

      Back-Up Servicer Fee Paid                                         247.69

      Current Back-Up Servicing Fee Arrearage                             0.00

TRUSTEE FEE SCHEDULE

      Trustee Fee                                                       291.67
      Trustee Fee Rate                                                  0.0100%

      Prior Trustee Fee Arrearage                                         0.00
      Total Trustee Fee Due                                             291.67

      Trustee Fee Paid                                                  291.67

      Current Trustee Fee Arrearage                                       0.00

CERTIFICATE PREMIUM SCHEDULE

      Class A Certificate Principal Balance                      18,218,819.00
      Monthly Premium Rate                                              0.0208%
      Prior Premium Arrearage                                             0.00
      Premium Amount Due                                              3,796.00

      Premium Amount Paid                                             3,796.00

      Current Premium Arrearage                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

                                                            NO

     (a)  Event of Servicer Termination (Yes/No)            No
                                                          ------

     (b)  Certificate Insurer makes an Insured Payment      No
                                                          ------

     (a)  Gross Charge-Off Event (Yes/No)                   No
                                                          ------

     (b)  Delinquency Trigger Event                         No
                                                          ------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                  Gross
                           Gross                         Gross                  Charge-Off
                          Defaults       Recoveries   Charge-Offs     ADCPB       Ratio
                          --------       ----------   -----------     -----       -----
     2 months prior        14,103          26,468       (12,365)    24,373,579    -0.61%
     1 month prior         71,246          35,535        35,710     23,003,155     1.86%
     Current               25,713          39,050       (13,337)    21,792,425    -0.73%

     3 Month Gross Charge-Off Ratio                                                0.17%
     Maximum Allowed                                                               2.50%

30+ DELINQUENCIES

                                                                      Monthly
                      Delinquencies      ADCPB                     Delinquencies
                      -------------      -----                     -------------
     2 months prior     1,340,828      24,373,579                      5.50%
     1 month prior      1,375,115      23,003,155                      5.98%
     Current month      1,379,218      21,792,425                      6.33%

                     Delinquency Ratio:                                5.94%
                     Maximum Delinquency Ratio:                        6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

ISSUER RESTRICTING EVENT CALCULATIONS

        (a) Gross Defaults (>=180)                  No
                                                  ------

        (b) Issuer Delinquency Trigger Ratio        No
                                                  ------

GROSS DEFAULTS (>=180)

                               Monthly Gross                       Monthly
                                 Defaults          ADCPB        Gross Defaults
                                 --------          -----        --------------
             Current month           0           21,792,425        0.0000%
             1 month prior           0           23,003,155        0.0000%
             2 months prior          0           24,373,579        0.0000%
                                    --          -----------        ------
             Sum/Average             0           23,056,386        0.0000%
                                                                               4
                                                                   ------
             Gross Defaults                                          0.00%

                    i A        Subordinated Percentage              17.45%
                   ii B        WAL of Remaining Leases               1.71
                               Two                                      2
                               Ratio (i/ii)/2                        5.11%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                         Monthly
                               Delinquencies       ADCPB         Delinquencies
                               -------------       -----         -------------
             2 months prior       296,520        24,373,579          1.22%
             1 month prior        277,634        23,003,155          1.21%
             Current month        426,839        21,792,425          1.96%

                               Issuer Delinquency Trigger Ratio:     1.46%
                               Maximum Ratio Allowed:                2.50%

EARLY AMORTIZATION EVENT

        (1) Is Subordination Level < 14%              No
                                                    ------

        (2) Has a Gross Charge-Off Event Occurred?    No
                                                    ------

        (3) Has a Delinquency Event Occurred?         No
                                                    ------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

Aging/Delinquency Statistics

                                                    ADCPB                Total
                                                  ----------          ----------
Current                                           20,413,207               93.67%
31-60 Days Past Due                                  612,364                2.81%
61-90 Days Past Due                                  340,015                1.56%
91+ Days Past Due                                    426,839                1.96%
                                                  ----------          ----------

Total                                             21,792,425              100.00%

Certificate Factors

Class A Notes                                    0.232997712
Class B-1 Notes                                  0.232997799
Class B-2 Notes                                  0.232997799


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                        85,790,915.00
Maximum Substitution (10% of Initial)            8,579,091.50
Maximum Substitution for Defaulted Contracts
  (5% of Initial)                                4,289,545.75

Prior month Cumulative ADCPB Substituted         4,134,055.76
Current month ADCPB Substituted                            --
                                                -------------
Cumulative ADCPB Substituted                     4,134,055.76

Prior month Cumulative ADCPB Substituted for
  Defaulted Contracts                            1,980,863.06
Current month ADCPB Substituted Defaulted
  Contracts                                                --
                                                -------------
Cumulative ADCPB Substituted for Defaulted
  Contracts                                      1,980,863.06

Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid            13,103,271.00
Current month ADCPB prepaid                         78,911.15
                                                -------------
Cumulative ADCPB prepaid                        13,182,182.15

Prior month Cumulative ADCPB Defaulted           5,796,055.33
Current month ADCPB Defaulted                       25,713.37
                                                -------------
Cumulative ADCPB Defaulted                       5,821,768.70

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

BEGINNING ACCOUNT BALANCES                                            492,154.40

LOCKBOX ACCOUNT
      Transfer of prior period Payments not yet transferred
        to Collection Account                                        (316,137.55)
      Transfer of prior period Excluded Amounts not yet
        transferred                                                   (38,286.72)
      Collections Received [5.02 (b)(d)]                            1,252,941.02
      Excluded Amounts [5.02 (d)][Definition]                        (442,763.55)
      Collections on Deposit due Collection Account [5.02 (d)]       (743,098.87)

      Ending Balance                                                  204,808.73

COLLECTION ACCOUNT

      BEGINNING BALANCE, DECEMBER 1, 1999                                                814,066.76

      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED
        DECEMBER 1, 1999
      Add:  Servicer Advance                                                             417,818.56
      Add:  Payments due Collection Account from last 2
            business days prior period                                                   316,137.55
      Add:  Add'l transfers                                                                    0.00
      Add:  Amounts to Collection Acct from Security
            deposit account                                                                    0.00
      Less: Total distributions on  December 10, 1999                                 (1,548,022.87)

      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED
        JANUARY 1, 2000
      Aggregate Amount of Actual Payments [6.01 b (i)]                                   743,098.87
      Add:  Servicer Advances [5.03][6.01 b (ii)]                                              0.00
      Add:  Sch. Payments, Final Payments or Purchase
            Option from Sec. Deposit Account [6.01 b (iii)]                                    0.00
      Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                     0.00
      Add:  Any Investment Earnings [6.01 b (v)]                                           2,780.18
      Add:  Deposits from New Transferred Property Funding
            Account [6.01 b (vi)]                                                              0.00
      Add:  Amount Payable to Class A Certificateholders
            under 6.04 d [6.01 b(vii)]                                                         0.00
      Add:  Advance Payments Due and Owing for Collection
            Period [6.01 c]                                                                    0.00
      Add:  Security Deposits Related to Prepayment                                            0.00
      Add:  Offset Amount as Provided by 5.12 [6.01 c]                                         0.00
      Less: Amounts transferred to the New Transferred
            Property Funding Account [6.01 d]                                                  0.00
      Less: Amounts Servicer Advanced but deems uncorrectable
            [6.01 d]                                                                           0.00
      Less: Payments due Collection Acct. from last 2 business
            days in calendar mo.                                                               0.00

      Ending balance on December 31, 1999 and January 1, 2000                            745,879.05

      Add:  Servicer Advances to be deposited on Determination
            Date                                                                         571,796.40
      Add:  Payments due Collection Acct from last 3 business days                       101,267.36
      Add:  Payments not yet transferred to the Collection Account                             0.00
      Add:  Amounts to Collection Account from Security Deposit
            Account [6.02 c]                                                                   0.00

      Adjusted Collection Account Balance                                              1,418,942.81

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

SECURITY DEPOSIT ACCOUNT

      Beginning  Balance                                             152,116.54
      Add: Balance deposited on closing date                               0.00
      Add: Security Deposits [6.02 b]                                      0.00
      Less: Amounts to Collection Account [6.02 c]                         0.00
      Add:  Investment Earnings                                          732.87
                                                                    -----------

      Ending balance on December 31, 1999                            152,849.41

      Less: Amounts to Collection Account [6.02 c]                         0.00

      Adjusted Security Deposit  Account Balance                     152,849.41

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

      Beginning Balance                                                                   0.00
      Add:  Amount Transferred from Collection Account
            in consid. of New Trans. Property [6.05 i 1]                                  0.00
      Add:  Amount Transferred to New Transferred Property
            Funding Account [6.05 ii]                                                     0.00
      Less: Amount Transferred from Collection Account in
            consid. of New Trans. Property [6.05 iii]                                     0.00
                                                                                          ----

      Ending balance on December 31, 1999                                                 0.00

      Add:  Amount Transferred from Collection Account in
            consid. of New Trans. Property [6.05 i 1]                                     0.00

      Less: Amount Transferred from Collection Account in
            consid. of New Trans. Property [6.05 iii]                                     0.00
                                                                                          ----

      Adjusted New Transferred Property Funding Account Balance                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                   1,418,942.81

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL
AMORTIZATION DATE)

      (i)     Initial Unpaid Amts inadvertently dep. in Collection
              Account [6.06 c (i)]                                                                0.00

      (ii)    Indemnity payments paid inadvertently dep in Collection
              Account [6.06 c (ii)]                                                               0.00

      (iii)   Aggregate of: [6.06 c (iii)]
              (A) Unreimbursed Servicer Advances from prior periods                               0.00
              (B) Servicer Fee and unpaid Servicer Fee                                        9,526.64
              (C) Servicing Charges inadvertently deposited in Collection
                  Account                                                                         0.00

      (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                           247.69

      (v)     Premium Amount due on Payment Date and unpaid Premiums
              [6.06 c (v)]                                                                    3,796.00

      (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees
              [6.06 c (vi)]                                                                     291.67

      (vii)   Class A Certificate Interest and Overdue Class A Interest
              [6.06 c (vii)]                                                                103,999.09

      (viii)  Class B-1 Certificate Interest and Overdue Class B-1
              Interest [6.06 c (viii)]                                                        5,387.97

      (ix)    Class B-2 Certificate Interest and Overdue Class B-2
              Interest [6.06 c (ix)]                                                          5,769.30

      (x)     Class A Base Principal Distribution Amount and Overdue Class
              A Principal [6.06 c (x)]                                                      921,501.72

      (xi)    Certificate Insurer Reimbursement Amount, if any, due on
              Payment Date [6.06 b (xi)]                                                          0.00

      (xii)   Class B-1 Base Principal Distribution Amount and Overdue
              Class B-1 Principal [6.06 c (xii)] provided no restricting
              event exists                                                                   42,860.55

      (xiii)  Class B-2 Base Principal Distribution Amount and Overdue
              Class B-2 Principal [6.06 c (xiii)] provided no restricting
              event or issuer restricting event exists                                       42,860.55

      (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                  0.00

      (xv)    Prepayments optionally transferred to collection account
              and disbursed in consideration of the transfer of New
              Transferred Property not in excess of $5,000,000
              [6.06 c (xv)]                                                                       0.00

      (xvi)   To the Holder of the Trust Certificate any remaining
              amounts [6.06 b (xiii)] Net of Additional Principal
              Distribution to Class A, B1 & B2.                                             166,073.31

              a. Class A Additional Principal Distribution Amount                           106,702.50

              b. Class B1 Additional Principal Distribution Amount                            4,962.91

              c. Class B2 Additional Principal Distribution Amount                            4,962.91

      Reviewed By:


      ----------------------------------------------
      E. ROGER GEBHART
      EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

ADCPB BALANCE
Initial ADCPB                                                             72,024,925.77
Prior Month ADCPB                                                         28,930,636.55
Current Month ADCPB (Before addition of New Property)                     27,849,470.57
Base Principal Amount (Prior - Current)                                    1,081,165.97
Add:  ADCPB of New Transferred Property                                            0.00
Ending ADCPB (Current + ADCPB of New Property)                            27,849,470.57

CLASS A INTEREST SCHEDULE

      Prior Month Class A Principal Balance                               25,195,189.82
      Class A Certificate Rate                                                     6.29%
      One twelfth of Class A Certificate Rate                                      0.52%
      Class A Certificate Interest                                           132,064.79
      Prior Month Class A Overdue Interest                                         0.00

      Class A Interest Due                                                   132,064.79
      Class A Interest Paid                                                  132,064.79

      Current Month Class A Overdue Interest                                       0.00

CLASS A PRINCIPAL SCHEDULE

      Prior Month Class A Principal Balance                               25,195,189.82
      Class A Percentage                                                          88.00%
      Base Principal Amount                                                1,081,165.97
                                                                          -------------
      Class A Base Principal Distribution Amount                             951,426.06
      Prior Month Class A Overdue Principal                                        0.00
                                                                          -------------
      Total A Note Principal Due                                             951,426.06
      Additional amount due for floor payment                                 66,141.91
      Additional Class A Principal Due                                             0.00
                                                                          -------------
      Class A Principal Paid                                               1,017,567.97

      Class A Overdue Principal                                                    0.00
                                                                          -------------
      Current Month Class A Principal Balance                             24,177,621.85

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

CLASS B-1 INTEREST SCHEDULE

      Prior Month Class B-1 Principal Balance                                858,926.61
      Class B-1 Certificate Rate                                                   7.01%
      One twelfth of Class B-1 Certificate Rate                                    0.58%
      Class B-1 Certificate Interest                                           5,017.56
      Prior Month Class B-1 Overdue Interest                                       0.00

      Class B-1 Interest Due                                                   5,017.56
      Class B-1 Interest Paid                                                  5,017.56

      Current Month Class B-1 Overdue Interest                                     0.00

CLASS B-1 PRINCIPAL SCHEDULE

      Prior Month Class B-1 Principal Balance                                858,926.61
      Class B-1 Percentage                                                         3.00%
      Base Principal Amount                                                1,081,165.97
      Class B-1 Base Principal Distribution Amount                            32,434.98
      Prior Month B-1 Overdue Principal                                            0.00
      Additional amount due for floor payment                                  2,254.84
      Total B-1 Note Principal Due                                            34,689.82
                                                                           ------------

      Class B-1 Principal Paid                                                34,689.82


      Class B-1 Overdue Principal                                                  0.00

      Current Month Class B-1 Principal Balance                              824,236.79

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

CLASS B-2 INTEREST SCHEDULE

      Prior Month Class B-2 Principal Balance                                715,772.34
      Class B-2 Certificate Rate                                                   8.22%
      One twelfth of Class B-2 Certificate Rate                                    0.69%
      Class B-2 Certificate Interest                                           4,903.04
      Prior Month Class B-2 Overdue Interest                                       0.00

      Class B-2 Interest Due                                                   4,903.04
      Class B-2 Interest Paid                                                  4,903.04

      Current Month Class B-2 Overdue Interest                                     0.00

CLASS B-2 PRINCIPAL SCHEDULE

      Prior Month Class B-2 Principal Balance                                715,772.34
      Class B-2 Percentage                                                         2.50%
      Base Principal Amount                                                1,081,165.97
      Class B-2 Base Principal Distribution Amount                            27,029.15
      Prior Month B-1 Overdue Principal                                            0.00
      Additional amount due for floor payment                                  1,879.03
      Total B-2 Note Principal Due                                            28,908.18

      Class B-2 Principal Paid                                                28,908.18

      Class B-2 Overdue Principal                                                  0.00

      Current Month Class B-2 Principal Balance                              686,864.16

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

FLOOR TEST

      Initial ADCPB                                                             72,024,925.77
      Floor percent                                                                      3.00%
                                                                                -------------
      Floor                                                                      2,160,747.77

      Ending ADCPB                                                              27,849,470.57

      less
      Beginning Balance - Class A                         25,195,190
      Beginning Balance - Class B1                           858,927
      Beginning Balance - Class B2                           715,772
                                                          ----------
                                                          26,769,889
      less
      Current Month Payment - Class A                        951,426
      Current Month Payment - Class B1                        32,435
      Current Month Payment - Class B2                        27,029
                                                          ----------
                                                           1,010,890            25,758,998.58

      Excess of ending ADCPB over Note balance
        after initial payments                                                   2,090,471.99

      Excess (deficit) of excess balance over floor                                (70,275.78)
      Cash available after payment of regular payments                              92,691.80
                                                                                -------------
      Additional payment to certificate holders                                     70,275.78


ADJUSTED FLOOR TEST
      Ending ADCPB                                                              27,849,470.57

      less
      Beginning Balance - Class A                         25,195,190
      Beginning Balance - Class B1                           858,927
      Beginning Balance - Class B2                          715,772
                                                          ----------
                                                          26,769,889
      less
      Current Month Payment - Class A                      1,017,568
      Current Month Payment - Class B1                        34,690
      Current Month Payment - Class B2                       28,908
                                                          ----------
                                                           1,081,166            25,688,722.80

      Excess of ending ADCPB over Note balance after
      initial payments                                                           2,160,747.77

      Excess (deficit) of excess balance over floor                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

SERVICING FEE SCHEDULE

      Prior Month ADCPB                                   28,930,637
      Servicer Fee Rate                                      0.5000%
      One-twelfth                                            0.0417%
      Servicer Fee                                         12,054.43

      Prior Servicer Fee Arrearage                              0.00
      Servicer Fee Due                                     12,054.43

      Servicer Fee Paid                                    12,054.43

      Current Servicing Fee Arrearage                           0.00

BACK-UP SERVICING FEE SCHEDULE

      Prior Month ADCPB                                   28,930,637
      Back-Up Servicer Fee Rate                              0.0200%
      One-twelfth                                            0.0017%
      Back-up Servicer Fee                                    482.18

      Prior Back-Up Servicer Fee Arrearage                      0.00
      Total Back-Up Servicer Fee Due                          482.18

      Back-Up Servicer Fee Paid                               482.18

      Current Back-Up Servicing Fee Arrearage                   0.00


TRUSTEE FEE SCHEDULE

      Trustee Fee                                             291.67
      Trustee Fee Rate                                       0.0100%

      Prior Trustee Fee Arrearage                               0.00
      Total Trustee Fee Due                                   291.67

      Trustee Fee Paid                                        291.67

      Current Trustee Fee Arrearage                             0.00


CERTIFICATE PREMIUM SCHEDULE

      Class A Certificate Principal Balance            25,195,189.82
      Monthly Premium Rate                                   0.0200%
      Prior Premium Arrearage                                   0.00
      Premium Amount Due                                    5,039.00

      Premium Amount Paid                                   5,039.00

      Current Premium Arrearage                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
       10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)    A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)    A Delinquency Trigger Event has occurred and is continuing; or

(j)    An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

RESTRICTING EVENT CALCULATIONS

        (a) Event of Servicer Termination (Yes/No)           No
                                                           ------

        (b) Certificate Insurer makes an Insured Payment     No
                                                           ------

        (a) Gross Charge-Off Event (Yes/No)                  No
                                                           ------

        (b) Delinquency Trigger Event                        No
                                                           ------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                           Gross                         Gross                     Monthly
                          Defaults       Recoveries   Charge-Offs      ADCPB    Charge-Offs
                          --------       ----------   -----------      -----    -----------
      2 months prior        23,286         45,063       (21,777)    30,055,664     (0.87)%
      1 month prior          6,092         14,230        (8,138)    29,029,320     (0.34)%
      Current               58,952         60,264        (1,312)    27,849,471     (0.06)%

      3 Month Gross Charge-Off Ratio                                               (0.42)%
      Maximum Allowed                                                               2.50%

30+ DELINQUENCIES

                                                                      Monthly
                       Delinquencies     ADCPB                     Delinquencies
                       -------------     -----                     -------------
      2 months prior     1,345,751     30,055,664                         4.48%
      1 month prior      1,283,694     29,029,320                         4.42%
      Current month      1,499,361     27,849,471                         5.38%

                      Delinquency Ratio:                                  4.76%
                      Maximum Delinquency Ratio:                          7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

        (a) Gross Defaults (>=180)                   No
                                                   ------

        (b) Issuer Delinquency Trigger Ratio         No
                                                   ------

GROSS DEFAULTS (>=180)

                                                                      Monthly
                                 Gross Defaults       ADCPB        Gross Defaults
                                 --------------       -----        --------------
             Current                   0           27,849,471         0.0000%
             1 month prior             0           29,029,320         0.0000%
             2 months prior            0           30,055,664         0.0000%
                                      --          -----------         -------
             Sum/Average               0           28,978,151         0.0000%
                                                                           4
             Gross Defaults                                             0.00%

                    i A        Subordinated Percentage                 10.23%
                   ii B        WAL of Remaining Leases                  2.08
                               Two                                      2.00
                               Ratio (i/ii)/2                           2.46%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                      Monthly
                                 Delinquencies        ADCPB        Delinquencies
                                 -------------        -----        --------------
             2 months prior         276,750        30,055,664           0.92%
             1 month prior          178,634        29,029,320           0.62%
             Current month          345,356        27,849,471           1.24%


                               Issuer Delinquency Trigger Ratio:        0.93%
                               Maximum Ratio Allowed:                   2.50%

EARLY AMORTIZATION EVENT

        (1) Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                                 ------

        (2) Has a Gross Charge-Off Event Occurred?                 No
                                                                 ------

        (3) Has a Delinquency Event Occurred?                      No
                                                                 ------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

        Aging/Delinquency Statistics

                                                                   ADCPB               Total
                                                                   -----               -----
Current                                                            26,350,110          94.62%
31-60 Days Past Due                                                   895,024           3.21%
61-90 Days Past Due                                                   258,980           0.93%
91+ Days Past Due                                                     345,356           1.24%
                                                                -------------          ------
Total                                                              27,849,471          100.00%

        Certificate Factors

        Class A Notes                                             0.381461752
        Class B-1 Notes                                           0.381461659
        Class B-2 Notes                                           0.381461713

        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                72,024,925.77
        Maximum Substitution (10% of Initial)                    7,202,492.58
        Maximum Substitution for Defaulted Contracts
          (5% of Initial)                                        3,601,246.29

        Prior month Cumulative ADCPB Substituted                 3,234,855.86
        Current month ADCPB Substituted                                    --
                                                                -------------
        Cumulative ADCPB Substituted                             3,234,855.86

        Prior month Cumulative ADCPB Substituted for
          Defaulted Contracts                                    1,320,928.59
        Current month ADCPB Substituted Defaulted Contracts                --
                                                                -------------
        Cumulative ADCPB Substituted for Defaulted Contracts     1,320,928.59

        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                    10,437,833.09
        Current month ADCPB prepaid                                144,152.23
                                                                -------------
        Cumulative ADCPB prepaid                                10,581,985.32

        Prior month Cumulative ADCPB Defaulted                   3,895,748.84
        Current month ADCPB Defaulted                               58,951.73
                                                                -------------
        Cumulative ADCPB Defaulted                               3,954,700.57

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

BEGINNING ACCOUNT BALANCES                                                      441,949.21

LOCKBOX ACCOUNT
      Transfer of prior period Payments not yet transferred to
        Collection Account                                                     (237,524.75)
      Transfer of prior period Excluded Amounts not yet transferred             (58,556.17)
      Collections Received [5.02 (b)(d)]                                      1,007,299.07
      Excluded Amounts [5.02 (d)][Definition]                                  (450,585.71)
      Collections on Deposit due Collection Account [5.02 (d)]                 (566,368.09)

      Ending Balance                                                            136,213.56

COLLECTION ACCOUNT
      BEGINNING BALANCE, DECEMBER 1, 1999                                                          578,588.80

      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
      Add:  Servicer Advance                                                                       465,416.04
      Add:  Payments due Collection Account from last 2 business days prior
            period                                                                                 237,524.75
      Add:  Add'l transfers                                                                              0.00
      Add:  Amounts to Collection Acct from Security deposit account                                     0.00
      Less: Total distributions on  December 10, 1999                                           (1,281,529.59)

      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 2000
      Aggregate Amount of Actual Payments [6.01 b (i)]                                             566,368.09
      Add:  Servicer Advances [5.03][6.01 b (ii)]                                                        0.00
      Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit
            Account [6.01 b (iii)]                                                                       0.00
      Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                               0.00
      Add:  Any Investment Earnings [6.01 b (v)]                                                     2,037.52
      Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                         0.00
      Add:  Amount Payable to Class A Certificateholders under 6.04 d
            [6.01 b(vii)]                                                                                0.00
      Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                0.00
      Add:  Security Deposits Related to Prepayment                                                      0.00
      Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                   0.00
      Less: Amounts transferred to the New Transferred Property Funding Account
            [6.01 d]                                                                                     0.00
      Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                   0.00
      Less: Payments due Collection Acct. from last 2 business days in
            calendar mo                                                                                  0.00

      Ending balance on December 31, 1999 and January 1, 2000                                      568,405.61

      Add: Servicer Advances to be deposited on Determination Date                                 601,867.76
      Add: Payments due Collection Acct from last 3 business days                                   93,161.29
      Add: Payments not yet transferred to the Collection Account                                        0.00
      Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                          0.00

      Adjusted Collection Account Balance                                                        1,263,434.66

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

SECURITY DEPOSIT ACCOUNT

      Beginning Balance                                                  0.00
      Add:  Balance deposited on closing date                            0.00
      Add:  Security Deposits [6.02 b]                                   0.00
      Less: Amounts to Collection Account [6.02 c]                       0.00
      Add:  Investment Earnings                                          0.00
                                                                         ----

      Ending balance on December 31, 1999                                0.00

      Less: Amounts to Collection Account [6.02 c]                       0.00

      Adjusted Security Deposit Account Balance                          0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

      Beginning Balance                                                                0.00
      Add:  Amount Transferred from Collection Account
            in consid. of New Trans. Property [6.05 i 1]                               0.00
      Add:  Amount Transferred to New Transferred Property
            Funding Account [6.05 ii]                                                  0.00
      Less: Amount Transferred from Collection Account in
            consid. of New Trans. Property [6.05 iii]                                  0.00
                                                                                       ----

      Ending balance on December 31, 1999                                              0.00

      Add:  Amount Transferred from Collection Account in
            consid. of New Trans. Property [6.05 i 1]                                  0.00

      Less: Amount Transferred from Collection Account in
            consid. of New Trans. Property [6.05 iii]                                  0.00
                                                                                       ----
      Adjusted New Transferred Property Funding Account Balance                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                1,263,434.66

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

      (i)    Initial Unpaid Amts inadvertently dep. in Collection Account
             [6.06 c (i)]                                                                                     0.00

      (ii)   Indemnity payments paid inadvertently dep in Collection Account
             [6.06 c (ii)]                                                                                    0.00

      (iii)  Aggregate of: [6.06 c (iii)]
             (A) Unreimbursed Servicer Advances from prior periods                                            0.00
             (B) Servicer Fee and unpaid Servicer Fee                                                    12,054.43
             (C) Servicing Charges inadvertently deposited in Collection Account                              0.00

      (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                        482.18

      (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                          5,039.00

      (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                          291.67

      (vii)  Class A Certificate Interest and Overdue Class A Interest
             [6.06 c (vii)]                                                                             132,064.79

      (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest
             [6.06 c (viii)]                                                                              5,017.56

      (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest
             [6.06 c (ix)]                                                                                4,903.04

      (x)    Class A Base Principal Distribution Amount and Overdue Class A
             Principal [6.06 c (x)]                                                                     951,426.06

      (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment
             Date [6.06 b (xi)]                                                                               0.00

      (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1
             Principal [6.06 c (xii)] provided no restricting event exists                               32,434.98

      (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
             Principal [6.06 c (xiii)] provided no restricting event or issuer
             restricting event exists                                                                    27,029.15

      (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                               0.00

      (xv)   Prepayments optionally transferred to collection account and disbursed in consideration of the transfer of New Transferred
             Property not in excess of $5,000,000 [6.06 c (xv)]                                               0.00

      (xvi)  To the Holder of the Trust Certificate any remaining amounts
             [6.06 b (xiii)] Net of Additional Principal Distribution to Class
             A, B1 & B2.                                                                                 22,416.02

             a. Class A Additional Principal Distribution Amount                                         66,141.91

             b. Class B1 Additional Principal Distribution Amount                                         2,254.84

             c. Class B2 Additional Principal Distribution Amount                                         1,879.03

      Reviewed By:


      ---------------------------------------------
      E. ROGER GEBHART
      EXECUTIVE VICE PRESIDENT & TREASURER